SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          --------------------


                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                            March 27, 2006
               Date of report (Date of earliest event reported)

                              ENUCLEUS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                          0-14039        11-2714721
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          (Commission File Number)   (I.R.S. Employer Identification
                                                       No.)

                              4000 Main Street
                            Bay Harbor, MI 49770
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                   (Address of Principal Executive Offices)


                                231/439-2708
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ITEM 4.01  Change in Registrant's certifying accountant

      Effective March 23, 2006 the Company's Board of Directors recommended the Company's dismissal of Danziger & Hochman Chartered Accountants ("Danziger"), which audited the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2005. The reports of Danziger did not contain an adverse opinion, or disclaimer of opinion but were qualified as to going concern limitations (see "Report of Independent Public Accountants," as attached to the 10K filings for the respective years.) Danziger is a Canadian public accounting firm that is registered with the PCAOB. Pursuant to the Security and Exchange Commission's objection to Danziger's status as a Canadian business, eNucleus, Inc.'s Board of Directors dismissed Danziger. During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with Danziger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger, would have caused Danziger to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

      The Company has provided Danziger with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Company requested that Danziger deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree.

      As result of the dismissal of Danziger, the Company engaged the services of Miller, Ellin & Company L.L.P. ("Miller") to act as the Company's independent auditors on March 23, 2006.

      The Company has not used the services of the new auditors prior to their appointment. The Company has not consulted with Miller regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K. Bernstein is a member in good standing of the Public Company Accounting Oversight Board ("PCAOB").

      Danziger's letter is filed herewith as Exhibit 1.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 27, 2006
                                      eNucleus, Inc.

                                     By: /S/ Randy Edgerton
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                                          Randy Edgerton
                                          President and Chief Executive Officer